Exhibit 99.1

Dear Valued Associate:

As all of you are no doubt aware, 2011 was a challenging year for the building products industry and Associated Materials. And yet I believe you are also aware that we are financially healthy and that we’re making the investments for the future that only a financially healthy company could make—to enable us to be a strong partner for our customers for many years to come.

The facts contrast clearly and sharply with inaccurate industry speculation prompted by a recent wire service story and online article about Associated Material’s financial condition. The article misreported both the facts and the views of those industry analysts who follow us. It is important for you—and our customers—to know the facts.

In the face of a slow national housing economy that affected our entire industry, our revenues were essentially unchanged in 2011—remaining in excess of $1 billion. We are in compliance with all of our debt covenants and we ended the year with more than $80MM in excess liquidity. In short, our balance sheet and financial condition have the strength we need to continue to move forward successfully.

There’s more.

We believe our business and our customers will both benefit from our strengthened focus on core product innovation. This includes the hiring of additional engineering resources and the development of an enhanced stage-gate process to enrich product development and our go-to-market strategies. Recent encouraging results include the introduction of our new patio door collection, as well as upcoming enhancements to premium product lines in both windows and siding. We also increased our geographical presence both through company-owned and independent distribution.

Finally, we have implemented strategic and organizational changes over the past six months to strengthen our ability to deliver on our imperatives of driving profitable growth, operational excellence and capital optimization.

While it’s early to comment specifically on 2012 results, we anticipate they will benefit from increasing consumer confidence, the strengthening residential construction markets, our organic sales initiatives, and our continued investment in our vertically-integrated, dual-distributed products and services. To date, we’ve seen strong sales on a year-over-year basis.

In short, we believe in the long-run prospects for the housing market and we have the financial capacity to be a strong partner for our professional customers over the coming years and decades. That’s why we’re investing for the long term – new resources internally, new products, new supply centers. All the while, we believe our vertically-integrated model continues to enable us to better serve our customers and vendor partners.

We hope this brief report provides you and the customers we all serve a helpful and accurate update on our increasingly promising prospects—and our ability to offer you opportunity and our customers the best in housing products and services.

Thank you for your continued support.

/s/ Jerry W. Burris
Jerry W. Burris
President and Chief Executive Officer
Associated Materials, LLC

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including, in particular, statements about future results of operations and financial performance. These statements identify prospective information and generally can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology. Although Associated Materials, LLC (“the Company”) believes that the expectations reflected in these forward-looking statements are reasonable, it does not assure that these expectations will prove to be correct. Such statements reflect the current views of the Company’s management with respect to the Company’s operations, results of operations and future financial performance. Current expectations, forecasts and assumptions involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties and other factors may be beyond the Company’s control. Information concerning risks, uncertainties and other factors that could cause results to differ materially from those projected in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission on March 30, 2012, which statements are incorporated by reference into this communication. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements included in this communication. These forward-looking statements speak only as of the date of this communication. The Company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless the securities laws require it to do so.